Exhibit 10.2

AMENDMENT NO. 6

TO

ASSET/SHARE PURCHASE AGREEMENT

This Amendment No. 6 (the “Amendment’’) dated 13th April, 2022 modifies the Asset/Share Purchase Agreement, as amended, between Sharps Technology, Inc. (“Sharps” or”Buyer”), Safegard Medical (Hungary) Kft (“Safegard”or “Company”), Numan Holding Ltd (“Numan” or “Shareholder”), Cortrus Services S.A. (“Cortrus”) and Latitude Investments Limited (“Latitude”) originally dated June I0, 2020 (“Purchase Agreement”).

Sharps, Safegard, Numan, Cortrus and Latitude are collectively referred to as the“Parties”.

WHEREAS, the Parties entered into the Purchase Agreement whereby Sharps, subject to the terms and conditions of the Purchase Agreement, received the right to purchase 100% of the Business Share or Assets of Safegard;

WHEREAS, the Purchase Agreement was amended by Amendment No. I through Amendment No. 5 inclusive; and

WHEREAS, the Parties desire to further amend the terms of the Pu.rchase Agreement as set forth below, with the understanding that all other provisions of the Purchase Agreement shall remain unchanged.

NOW, THEREFORE, in consideration of the te1ms and conditions hereinafter set forth, the Parties hereto agree as follows:

1.	The Parties agree that the definition of “Closing Date” in Section 1 of the Purchase Agreement, as amended by Amendment No. 5 be deleted in its entirety and replaced with the following wording:

“Closing Date” means the date specified in the Exercise Note pursuant to Section 7.10 (as amended in this Amendment), with such Closing Date being no later than 5 pm European Standard Time on April 22, 2022.

2.	Sharps shall have continued access to the Factory from the date of this Amendment to the Closing Date (as defined in this Amendment) in accordance with the Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SIGNED by for and on behalf of SHARPS TECHNOLOGY INC

SIGNED	/s/ Alan Blackman
NAME:	Alan Blackman

SIGNED by for and on behalf of
SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED	/s/ Filippi Filippo
NAME:	Filippi Filippo

SIGNED by for and on behalf of
CORPSERVE LIMITED. as sole corporate director of NUMAN HOLDING LTD

SIGNED	/s/ Chris Spencer
NAME:	Chris Spencer

SIGNED	/s/ J. Brosi
NAME:	J. Brosi

SIGNED by for and on behalf of CORPSERVE LIMITED as sole corporate director of CORTRUS SERVICES S.A.

SIGNED	/s/ Chris Spencer
NAME:	Chris Spencer

SIGNED	/s/ J. Brosi
NAME:	J. Brosi

SIGNED by for and on behalf of KESTREL S.A. as sole corporate director of LATITUDE INVESTMENTS LIMITED

SIGNED	/s/ Olivier Amadio
NAME:	Olivier Amadio

SIGNED	/s/ Jonathan Gore
NAME:	Joinathan Gore
DATE:	13 April 2022